EXHIBIT 23   CONSENT OF AMISANO HANSON- AUDITOR



TERRY AMISANO LTD.     AMISANO HANSON
KEVIN HANSON, C.A.     CHARTERED ACCOUNTANTS





                        CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the use in this Registration Statement of Form SB-2 for W.S. Industries, Inc. of our report dated September 28, 2004, relating to the financial statements of W.S. Industries, Inc., as of August 31, 2004 and the reference to our firm as experts in the Registration Statement.



Vancouver, Canada                                /s/ AMISANO HANSON
April 18, 2005                               CHARTERED  ACCOUNTANTS